UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2017

Item 1. Reports to Stockholders.

Annual Report 7/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer **Corporate Bond Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
1-Year	1.82%	-3.02%	-0.51%
5-Year	3.84	2.84	2.02
Since Inception (8/2/10)	5.30	4.57	3.13

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER CORPORATE BOND FUND

Fund Performance Discussion

MARKET OVERVIEW

The second half of 2016 was marked by numerous events that took the markets by surprise. The British referendum in June 2016 to leave the European Union (Brexit) initially raised the level of uncertainty in global markets. However, the markets staged an impressive rebound in July, as investor fears receded over the immediate implications of the Brexit vote. We saw central bank action remain supportive with the Bank of England and the European Central Bank (“ECB”) making forceful statements outlining intentions to backstop market sentiment. Another major event was the election of Donald Trump in the early November U.S. presidential election. Markets began to price in optimism on fiscal spending and potential for broad reforms with the Republicans in control of both the presidency and Congress. Investors were most positive on the potential for economic expansion driven by infrastructure spending and tax cuts for individuals and corporations.

Markets continued their general risk-on mode through the end of the reporting period, as equities climbed and credit spreads narrowed to tight levels not seen since 2015. U.S. GDP growth continued to progress as employment and wage gains suggested the U.S. may be approaching full employment. Business and consumer confidence indicators were among their highest levels in the current expansion. While consumption growth has slowed

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER CORPORATE BOND FUND

modestly from a strong pace, the recovery in investment expenditures, a weaker dollar, and a stronger housing sector added to growth.

The Federal Reserve Bank (the “Fed”) has a dual mandate: full employment and stable prices, generally defined as 2% inflation. As full employment was approached during the reporting period, the Fed reduced monetary accommodation and began to normalize rates. The Fed hiked interest rates 0.25% in March and again in June, and also signaled the potential for balance sheet normalization later this year, possibly in September, along with another hike in December. This was largely in line with market expectations and the reaction has been orderly to date. However, inflation remained below 2% and the question of how quickly the Fed should raise rates in the future, if at all, remained at period end.

FUND REVIEW

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a return of 1.82%. On a relative basis, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), which returned -0.51%. The Fund has an overweight position in corporate bonds versus the Index, which resulted in outperformance this period. Corporate bonds, as measured by the Bloomberg Barclays U.S. Credit Index, returned 1.26% during the year and generally outperformed U.S. government debt.

Top contributors to the Fund’s relative performance included security selection within banking, insurance and energy. Also contributing was the Fund’s overweight allocation to high yield credit, and its underweight to non-corporate agency bonds, which underperformed corporate credit during the period. The primary detractor from relative performance included security selection within the basic industry sector.

STRATEGY & OUTLOOK

At period end, we believe that macroeconomic fundamentals should continue to remain solid, with continued gains in wages and employment. Inflation may creep higher and potential fiscal stimulus could boost consumption later in the year. Likewise, we think the Fed may hike interest rates one more time and could begin a well-telegraphed tapering of its pay down and maturity reinvestment program later in 2017.

The global search for yield continues and underpins strong global demand for credit-related securities. With corporate fundamentals appearing stable, we believe credit spreads remain well supported despite trading near their tightest levels of the past few years. As a result, at period end, we remain cautiously engaged in investment-

4        OPPENHEIMER CORPORATE BOND FUND

grade corporate credit, with the Fund also including a modest exposure to typically high Sharpe Ratio BB-rated corporates.

Krishna Memani Portfolio Manager

5        OPPENHEIMER CORPORATE BOND FUND

Top Holdings and Allocations

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	13.1%
Oil, Gas & Consumable Fuels	7.0
Capital Markets	5.8
Electric Utilities	5.5
Diversified Telecommunication Services	4.4
Automobiles	3.3
Food Products	3.2
Chemicals	3.1
Beverages	2.9
Insurance	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2017, and are based on net assets.

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	92.4%
Investment Companies
Oppenheimer Institutional Government Money Market Fund	2.1
Oppenheimer Limited-Term Bond Fund	4.4
Short-Term Notes	1.0
Mortgage-Backed Obligations Non-Agency	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2017, and are based on the total market value of investments.

6        OPPENHEIMER CORPORATE BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/17

	Inception Date	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	1.82%	3.84%	5.30%
Class C (OFICX)	8/2/10	0.97	3.05	4.46
Class I (OFIIX)	11/28/12	2.27	N/A	3.90
Class R (OFINX)	8/2/10	1.58	3.58	5.01
Class Y (OFIYX)	8/2/10	1.98	4.09	5.51

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/17

	Inception Date	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	-3.02%	2.84%	4.57%
Class C (OFICX)	8/2/10	-0.02	3.05	4.46
Class I (OFIIX)	11/28/12	2.27	N/A	3.90
Class R (OFINX)	8/2/10	1.58	3.58	5.01
Class Y (OFIYX)	8/2/10	1.98	4.09	5.51

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/17

Class A	2.54%
Class C	1.93
Class I	3.09
Class R	2.44
Class Y	2.91

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

7        OPPENHEIMER CORPORATE BOND FUND

The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER CORPORATE BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER CORPORATE BOND FUND

Actual	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During 6 Months Ended July 31, 2017
Class A	$1,000.00	$1,041.60	$4.97
Class C	1,000.00	1,037.80	8.78
Class I	1,000.00	1,043.80	2.79
Class R	1,000.00	1,041.30	6.19
Class Y	1,000.00	1,042.90	3.65

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.93	4.92
Class C	1,000.00	1,016.22	8.69
Class I	1,000.00	1,022.07	2.76
Class R	1,000.00	1,018.74	6.12
Class Y	1,000.00	1,021.22	3.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2017 are as follows:

Class	Expense Ratios
Class A	0.98%
Class C	1.73
Class I	0.55
Class R	1.22
Class Y	0.72

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS July 31, 2017

	Principal Amount	Value
Mortgage-Backed Obligations—0.1%
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	$41,437	$39,948
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.852%, 12/25/35[1]	73,725	71,840
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 3.126%, 3/25/36[1]	59,511	59,831

Total Mortgage-Backed Obligations (Cost $159,981)		171,619

Corporate Bonds and Notes—92.2%
Consumer Discretionary—13.8%
Auto Components—0.5%
Magna International, Inc., 4.15% Sr. Unsec. Nts., 10/1/25	1,000,000	1,068,565

Automobiles—3.3%
Daimler Finance North America LLC:
2.00% Sr. Unsec. Nts., 8/3/18[2]	425,000	426,414
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	462,000	697,682
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,190,000	1,195,967
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	563,000	639,982
General Motors Financial Co., Inc.:
3.00% Sr. Unsec. Nts., 9/25/17	420,000	420,928
3.15% Sr. Unsec. Nts., 6/30/22	428,000	429,760
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	444,000	465,708
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[2]	475,000	469,969
Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[2]	337,000	333,762
Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[2]	460,000	459,859
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	910,000	955,500

		6,495,531

Diversified Consumer Services—0.4%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	840,000	894,600

Hotels, Restaurants & Leisure—0.7%
Aramark Services, Inc., 5% Sr. Unsec. Nts., 4/1/25[2]	454,000	484,077
Wyndham Worldwide Corp., 4.15% Sr. Unsec. Nts., 4/1/24	953,000	990,964

		1,475,041

Household Durables—1.4%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	328,000	345,630
Newell Brands, Inc., 5% Sr. Unsec. Nts., 11/15/23	829,000	889,227
PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	753,000	782,179
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	619,000	648,402
4.875% Sr. Unsec. Nts., 3/15/27	175,000	182,000

		2,847,438

11        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Internet & Catalog Retail—1.2%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	$315,000	$371,522
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	1,940,000	1,949,729

		2,321,251

Media—2.8%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	741,000	795,172
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47[2]	545,000	567,853
Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	849,000	799,125
Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	464,757
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	509,000	537,403
Sky plc, 6.10% Sr. Unsec. Nts., 2/15/18[2]	142,000	145,337
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	420,000	395,952
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	100,000	96,816
3.45% Sr. Unsec. Nts., 10/4/26	363,000	352,090
4.375% Sr. Unsec. Nts., 3/15/43	915,000	812,202
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	608,000	634,600

		5,601,307

Multiline Retail—0.5%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	862,000	916,953

Specialty Retail—2.0%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	78,000	77,671
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	799,000	869,514
Home Depot, Inc. (The), 3.50% Sr. Unsec. Nts., 9/15/56	650,000	597,122
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	321,000	337,852
Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	500,000	482,069
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	597,000	608,539
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	455,000	466,375
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	449,345

		3,888,487

Textiles, Apparel & Luxury Goods—1.0%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[2]	650,000	666,250
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	810,000	852,525
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	408,000	421,260

		1,940,035

12        OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Consumer Staples—7.5%
Beverages—2.9%
Anheuser-Busch InBev Finance, Inc.:
3.65% Sr. Unsec. Nts., 2/1/26	$1,206,000	$1,249,443
4.90% Sr. Unsec. Nts., 2/1/46	463,000	522,922
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	560,000	881,420
Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	413,786
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	169,000	167,590
2.10% Sr. Unsec. Nts., 7/15/21	1,200,000	1,187,016
4.20% Sr. Unsec. Nts., 7/15/46	140,000	137,940
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[2]	1,100,000	1,178,382

		5,738,499

Food & Staples Retailing—0.8%
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	103,000	103,135
6.80% Sr. Unsec. Nts., 12/15/18	290,000	309,718
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,050,000	1,170,210

		1,583,063

Food Products—3.2%
Archer-Daniels-Midland Co., 4.016% Sr. Unsec. Nts., 4/16/43	425,000	440,485
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	810,000	784,819
8.50% Sr. Unsec. Nts., 6/15/19	893,000	996,914
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	820,000	849,038
4.375% Sr. Unsec. Nts., 6/1/46	660,000	644,942
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[2]	504,000	529,406
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[2]	510,000	506,514
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[2]	471,000	474,436
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[2]	450,000	484,875
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	713,000	730,895

		6,442,324

Tobacco—0.6%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	695,000	668,765
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	458,000	559,361

		1,228,126

Energy—7.9%
Energy Equipment & Services—0.9%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	373,000	405,592
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	640,000	680,939

13        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Schlumberger Holdings Corp., 4% Sr. Unsec. Nts., 12/21/25[2]	$697,000	$739,325

		1,825,856

Oil, Gas & Consumable Fuels—7.0%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	226,000	212,616
6.20% Sr. Unsec. Nts., 3/15/40	379,000	434,162
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	725,000	741,200
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	785,000	838,820
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	408,000	407,662
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	364,000	364,145
Cenovus Energy, Inc., 5.40% Sr. Unsec. Nts., 6/15/47[2]	45,000	43,418
Cimarex Energy Co., 3.90% Sr. Unsec. Nts., 5/15/27	827,000	844,530
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	201,000	216,017
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	90,000	101,456
5.95% Sr. Unsec. Nts., 3/15/46	330,000	425,984
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	450,000	447,544
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	389,000	387,296
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	347,000	366,054
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	368,000	394,552
4.90% Sr. Unsec. Nts., 5/15/46	325,000	353,610
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,275,000	1,373,277
Marathon Oil Corp., 4.40% Sr. Unsec. Nts., 7/15/27	740,000	753,911
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	310,000	322,940
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	628,000	676,996
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	607,000	608,614
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	705,000	716,474
Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46	505,000	512,090
Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[2]	915,000	1,001,208
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	664,000	712,970
Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	596,000	597,227

		13,854,773

Financials—25.3%
Capital Markets—5.8%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	330,000	336,423
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	423,000	413,905
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	331,000	340,093
Credit Suisse Group Funding Guernsey Ltd.:
3.80% Sr. Unsec. Nts., 9/15/22	420,000	439,932
3.80% Sr. Unsec. Nts., 6/9/23	600,000	626,057
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[1,3]	1,007,000	1,083,129
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	591,000	590,457
3.75% Sr. Unsec. Nts., 2/25/26	440,000	450,844

14        OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Capital Markets (Continued)
Goldman Sachs Group, Inc. (The): (Continued)
5.15% Sub. Nts., 5/22/45	$650,000	$737,255
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	1,370,000	1,418,384
5.00% Sub. Nts., 11/24/25	1,414,000	1,551,305
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[2]	915,000	951,600
Northern Trust Corp., 3.375% Sub. Nts., 5/8/32[1]	412,000	413,916
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	650,000	657,073
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	578,000	583,707
UBS Group Funding Switzerland AG, 4.125% Sr. Unsec. Nts., 9/24/25[2]	850,000	900,430

		11,494,510

Commercial Banks—13.1%
ABN AMRO Bank NV, 4.40% Sub. Nts., 3/27/28[1]	1,150,000	1,195,742
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Unsec. Nts., 5/19/22	951,000	955,537
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	846,000	825,161
7.75% Jr. Sub. Nts., 5/14/38	801,000	1,176,008
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	1,145,000	1,199,670
BPCE SA, 4.50% Sub. Nts., 3/15/25[2]	645,000	670,081
Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	378,190
3.668% Sr. Unsec. Nts., 7/24/28[1]	1,000,000	1,006,535
4.281% Sr. Unsec. Nts., 4/24/48[1]	484,000	498,779
4.30% Sub. Nts., 11/20/26	445,000	463,436
4.45% Sub. Nts., 9/29/27	419,000	441,834
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	547,000	549,419
2.65% Sr. Unsec. Nts., 5/26/22	232,000	232,578
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	982,000	982,507
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[2]	1,180,000	1,227,946
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[2]	501,000	509,930
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	505,000	523,868
First Republic Bank, 4.375% Sub. Nts., 8/1/46	407,000	403,344
Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[2]	815,000	828,708
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	546,000	559,964
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[2]	787,000	794,299
JPMorgan Chase & Co.:
3.54% Sr. Unsec. Nts., 5/1/28[1]	823,000	831,292
3.782% Sr. Unsec. Nts., 2/1/28[1]	1,649,000	1,695,004
4.26% Sr. Unsec. Nts., 2/22/48[1]	379,000	394,550
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	760,000	755,155
Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[1,2,3]	105,000	119,175
6.657% Jr. Sub. Perpetual Bonds[1,2,3]	565,000	646,925

15        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Banks (Continued)
Manufacturers & Traders Trust Co., 2.50% Sr. Unsec. Nts., 5/18/22	$822,000	$825,258
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	855,000	858,209
RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[1,3]	640,000	744,000
Regions Bank (Birmingham AL), 7.50% Sub. Nts., 5/15/18	250,000	261,109
Skandinaviska Enskilda Banken AB, 2.80% Sr. Unsec. Nts., 3/11/22	962,000	977,786
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	380,000	376,430
US Bancorp:
3.10% Sub. Nts., 4/27/26	530,000	528,074
3.15% Sr. Unsec. Nts., 4/27/27	231,000	233,013
Wells Fargo & Co.:
3.584% Sr. Unsec. Nts., 5/22/28[1]	773,000	786,532
4.75% Sub. Nts., 12/7/46	573,000	622,138

		26,078,186

Consumer Finance—0.9%
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	579,000	583,954
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	400,000	397,937
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	462,000	464,827
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[2]	340,000	362,846

		1,809,564

Diversified Financial Services—1.0%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	127,000	127,487
Burlington Northern Santa Fe LLC, 3.90% Sr. Unsec. Nts., 8/1/46	450,000	460,408
PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	177,919
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	381,000	390,519
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[1]	873,000	938,475

		2,094,808

Insurance—2.9%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	576,000	600,722
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	666,000	715,979
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[2]	246,000	244,158
Manulife Financial Corp., 4.061% Sub. Nts., 2/24/32[1]	567,000	574,021
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	406,000	433,327
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[1,3]	633,000	663,346
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	756,000	797,547
Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[1]	725,000	772,125
5.375% Jr. Sub. Nts., 5/15/45[1]	435,000	472,549
RenaissanceRe Finance, Inc., 3.45% Sr. Unsec. Nts., 7/1/27	410,000	407,522

		5,681,296

16        OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs)—1.6%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	$330,000	$358,067
5.90% Sr. Unsec. Nts., 11/1/21	520,000	586,354
Crown Castle International Corp.:
3.40% Sr. Unsec. Nts., 2/15/21	700,000	723,447
3.65% Sr. Unsec. Nts., 9/1/27[4]	720,000	720,621
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	550,000	599,500
VEREIT Operating Partnership LP, 3% Sr. Unsec. Nts., 2/6/19	180,000	182,047

		3,170,036

Health Care—7.2%
Biotechnology—2.2%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	528,000	546,269
4.70% Sr. Unsec. Nts., 5/14/45	211,000	227,439
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	335,000	386,627
Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	465,000	467,243
3.875% Sr. Unsec. Nts., 8/15/25	482,000	511,940
5.00% Sr. Unsec. Nts., 8/15/45	126,000	144,049
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	395,000	436,772
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	501,000	500,777
3.20% Sr. Unsec. Nts., 9/23/26	1,216,000	1,199,439

		4,420,555

Health Care Equipment & Supplies—2.6%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	482,000	487,403
3.75% Sr. Unsec. Nts., 11/30/26	1,215,000	1,255,175
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	302,000	304,052
3.70% Sr. Unsec. Nts., 6/6/27	1,073,000	1,085,887
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	975,000	1,017,325
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	810,000	923,617

		5,073,459

Health Care Providers & Services—1.5%
Cardinal Health, Inc., 3.41% Sr. Unsec. Nts., 6/15/27	715,000	723,416
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	1,215,000	1,377,506
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	879,000	899,554

		3,000,476

Life Sciences Tools & Services—0.4%
Quintiles IMS, Inc., 5% Sr. Unsec. Nts., 10/15/26[2]	350,000	367,500

17        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Life Sciences Tools & Services (Continued)
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	$451,000	$483,648

		851,148
Pharmaceuticals—0.5%
Allergan Funding SCS, 3.80% Sr. Unsec. Nts., 3/15/25	669,000	698,182
GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	263,473

		961,655
Industrials—6.6%
Aerospace & Defense—1.8%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	950,000	994,574
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	524,000	540,794
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	450,000	507,067
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	353,000	359,330
3.875% Sr. Unsec. Nts., 3/1/25	230,000	239,091
4.30% Sr. Unsec. Nts., 3/1/24	427,000	454,870
United Technologies Corp.:
1.778% Jr. Sub. Nts., 5/4/18[1]	76,000	76,130
4.50% Sr. Unsec. Nts., 6/1/42	450,000	492,268

		3,664,124
Air Freight & Couriers—0.1%
United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	304,277
Building Products—0.5%
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	917,000	906,963
Commercial Services & Supplies—0.6%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	1,124,000	1,155,924
Electrical Equipment—0.5%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	927,000	962,921
Industrial Conglomerates—0.5%
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	269,000	277,948
3.85% Sr. Unsec. Nts., 12/15/25	620,000	645,261

		923,209
Machinery—0.6%
Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	450,000	485,758
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	101,000	102,077
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[2]	605,000	599,081

		1,186,916
Road & Rail—1.1%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	324,000	364,071

18        OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Road & Rail (Continued)
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	$196,000	$223,314
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[2]	1,129,000	1,123,509
Union Pacific Corp., 4.05% Sr. Unsec. Nts., 11/15/45	400,000	417,996

		2,128,890
Trading Companies & Distributors—0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65% Sr. Unsec. Nts., 7/21/27	993,000	986,137
Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	417,000	416,649
3.625% Sr. Unsec. Nts., 4/1/27	409,000	411,098

		1,813,884
Information Technology—5.7%
Communications Equipment—0.4%
Cisco Systems, Inc., 2.95% Sr. Unsec. Nts., 2/28/26	700,000	701,697
Electronic Equipment, Instruments, & Components—0.6%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	1,075,000	1,086,461
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	148,000	162,800

		1,249,261
Internet Software & Services—0.2%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27[2]	175,000	178,500
5.25% Sr. Unsec. Nts., 4/1/25	271,000	289,970

		468,470
IT Services—1.6%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	683,000	679,646
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20[2]	343,000	347,491
4.75% Sr. Unsec. Nts., 4/15/27[2]	1,099,000	1,160,457
International Business Machines Corp., 3.625% Sr. Unsec. Nts., 2/12/24	950,000	999,697

		3,187,291
Semiconductors & Semiconductor Equipment—0.7%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	580,000	678,108
QUALCOMM, Inc., 3.25% Sr. Unsec. Nts., 5/20/27	716,000	722,184

		1,400,292
Software—1.8%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	330,000	352,179
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[2]	442,000	452,647
6.02% Sr. Sec. Nts., 6/15/26[2]	901,000	1,007,814

19        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Software (Continued)
Microsoft Corp., 3.70% Sr. Unsec. Nts., 8/8/46	$500,000	$496,033
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	552,000	582,360
Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	470,000	579,334

		3,470,367
Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	675,000	736,648
Hewlett Packard Enterprise Co., 2.45% Sr. Unsec. Nts., 10/5/17	143,000	143,253

		879,901
Materials—6.5%
Chemicals—3.1%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	517,000	519,038
4.125% Sr. Unsec. Nts., 3/15/35	196,000	196,162
CF Industries, Inc., 3.45% Sr. Unsec. Nts., 6/1/23	625,000	593,750
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	427,000	429,353
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	915,000	967,612
Praxair, Inc., 3.20% Sr. Unsec. Nts., 1/30/26	500,000	512,230
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	875,000	903,376
3.75% Sr. Unsec. Nts., 3/15/27	335,000	341,476
Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25[2]	222,000	222,523
3.95% Sr. Unsec. Nts., 1/15/26[2]	510,000	537,616
4.00% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	227,300
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[2]	650,000	649,283

		6,099,719
Construction Materials—1.1%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[2]	438,000	503,611
James Hardie International Finance DAC, 5.875% Sr. Unsec. Nts., 2/15/23[2]	456,000	482,790
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[2]	362,000	359,351
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	774,000	799,813

		2,145,565
Containers & Packaging—1.3%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	694,000	676,710
4.80% Sr. Unsec. Nts., 6/15/44	280,000	300,618
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	228,370
4.50% Sr. Unsec. Nts., 11/1/23	650,000	701,890
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[2]	660,000	683,100

		2,590,688

20        OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Metals & Mining—0.6%
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	$440,000	$493,011
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	615,000	652,904

		1,145,915

Paper & Forest Products—0.4%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	811,000	832,289

Telecommunication Services—4.6%
Diversified Telecommunication Services—4.4%
AT&T, Inc.:
3.80% Sr. Unsec. Nts., 3/15/22	985,000	1,031,791
4.35% Sr. Unsec. Nts., 6/15/45	1,355,000	1,234,173
4.90% Sr. Unsec. Nts., 8/14/37[4]	1,004,000	1,004,751
5.15% Sr. Unsec. Nts., 2/14/50[4]	1,004,000	1,000,909
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	686,000	1,049,620
Telefonica Emisiones SAU:
4.103% Sr. Unsec. Nts., 3/8/27	128,000	133,994
5.213% Sr. Unsec. Nts., 3/8/47	203,000	225,537
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	595,000	793,862
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	471,000	460,121
3.50% Sr. Unsec. Nts., 11/1/24	402,000	406,305
4.125% Sr. Unsec. Nts., 8/15/46	601,000	534,364
4.522% Sr. Unsec. Nts., 9/15/48	892,000	833,272

		8,708,699

Wireless Telecommunication Services—0.2%
Rogers Communications, Inc., 6.80% Sr. Unsec. Nts., 8/15/18	400,000	420,850

Utilities—7.1%
Electric Utilities—5.5%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[2]	632,000	660,766
Alabama Power Co., 4.30% Sr. Unsec. Nts., 1/2/46	350,000	376,678
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	658,000	668,962
Duke Energy Florida LLC, 3.85% Sec. Nts., 11/15/42	620,000	617,519
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	772,000	779,977
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[2]	954,000	956,127
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	319,000	319,923
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[2]	715,000	723,380
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	131,000	140,801
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	386,000	402,492
Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	337,038
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	323,000	357,485
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	374,929
Kentucky Power Co., 6% Sr. Unsec. Nts., 9/15/17[2]	144,000	144,727
Oncor Electric Delivery Co. LLC, 5.30% Sr. Sec. Nts., 6/1/42	350,000	424,210

21        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Electric Utilities (Continued)
Pacific Gas & Electric Co., 6.05% Sr. Unsec. Nts., 3/1/34	$400,000	$520,796
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	132,697
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	1,533,000	1,665,546
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	441,000	439,512
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	148,000	149,762
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	643,000	671,664

		10,864,991

Gas Utilities—0.2%
Atmos Energy Corp., 4.125% Sr. Unsec. Nts., 10/15/44	455,000	483,682

Multi-Utilities—1.4%
Boston Gas Co.:
3.15% Sr. Unsec. Nts., 8/1/27[2]	87,000	86,918
4.487% Sr. Unsec. Nts., 2/15/42[2]	275,000	294,428
Dominion Energy, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	211,000	211,249
4.90% Sr. Unsec. Nts., 8/1/41	250,000	272,120
Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	371,328
NiSource Finance Corp.:
3.49% Sr. Unsec. Nts., 5/15/27	1,054,000	1,076,363
6.80% Sr. Unsec. Nts., 1/15/19	62,000	66,221
Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	359,280

		2,737,907

Total Corporate Bonds and Notes (Cost $177,286,658)		183,192,234

Short-Term Notes—1.0%
FMC Corp., 1.35%, 8/1/17[5,6]	1,000,000	999,962
Interpublic Group of Cos., Inc. (The), 1.38%, 8/2/17[2,5,6]	1,000,000	999,923

Total Short-Term Notes (Cost $1,999,962)		1,999,885

	Shares
Investment Companies—6.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.94%[7,8]	4,171,368	4,171,368
Oppenheimer Limited-Term Bond Fund, Cl. I7	1,917,456	8,762,772

Total Investment Companies (Cost $12,951,092)		12,934,140
Total Investments, at Value (Cost $192,397,693)	99.8%	198,297,878
Net Other Assets (Liabilities)	0.2	361,717

Net Assets	100.0%	$198,659,595

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $38,049,213 or 19.15% of the Fund’s net assets at period end.

22        OPPENHEIMER CORPORATE BOND FUND

Footnotes to Statement of Investments (Continued)

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

5. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $1,999,885 or 1.01% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

6. Current yield as of period end.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2016	Gross Additions	Gross Reductions	Shares July 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	5,258,702	128,609,149	129,696,483	4,171,368
Oppenheimer Limited-Term Bond Fund, Cl. I	1,785,560	1,029,052	897,156	1,917,456

	Value	Income	Realized Loss
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$4,171,368	$23,940	$—
Oppenheimer Limited-Term Bond Fund, Cl. I	8,762,772	224,266	58,315

Total	$12,934,140	$248,206	$58,315

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

8. Rate shown is the 7-day yield at period end.

Futures Contracts as of July 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	9/20/17	17	$2,600,469	$2,828
United States Treasury Nts., 10 yr.	CBT	Sell	9/20/17	323	40,662,672	21,730
United States Treasury Nts., 2 yr.	CBT	Buy	9/29/17	236	51,057,125	(12,474)
United States Treasury Nts., 5 yr.	CBT	Sell	9/29/17	6	708,891	(509)

						$11,575

Centrally Cleared Credit Default Swaps at July 31, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.28	Sell	5.000%	6/20/22	USD 9,025	$ (571,257)	$720,927

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

23        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$ 9,025,000	$ —	BB

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:

Definitions

CDX.HY.28	Markit CDX High Yield Index

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

24        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $179,446,601)	$185,363,738
Affiliated companies (cost $12,951,092)	12,934,140

198,297,878
Cash	500,002
Cash used for collateral on futures	507,500
Centrally cleared swaps, at value (premiums paid $571,257)	720,927
Receivables and other assets:
Interest and dividends	1,918,433
Investments sold (including $621,342 sold on a when-issued or delayed delivery basis)	794,265
Shares of beneficial interest sold	287,117
Variation margin receivable	21,209
Other	23,192

Total assets	203,070,523

Liabilities
Centrally cleared swap collateral due	267,198
Payables and other liabilities:
Investments purchased (including $3,342,260 purchased on a when-issued or delayed delivery basis)	3,626,140
Shares of beneficial interest redeemed	357,792
Distribution and service plan fees	37,674
Trustees’ compensation	12,667
Shareholder communications	6,360
Variation margin payable	4,485
Dividends	3,779
Other	94,833

Total liabilities	4,410,928

Net Assets	$198,659,595

Composition of Net Assets
Par value of shares of beneficial interest	$18,193
Additional paid-in capital	195,164,814
Accumulated net investment loss	(60,704)
Accumulated net realized loss on investments	(2,524,138)
Net unrealized appreciation on investments	6,061,430

Net Assets	$198,659,595

25        OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $129,984,424 and 11,902,680 shares of beneficial interest outstanding)	$10.92
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.46

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,420,331 and 3,062,045 shares of beneficial interest outstanding)	$10.91

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,189,351 and 200,485 shares of beneficial interest outstanding)	$10.92

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,317,376 and 1,401,905 shares of beneficial interest outstanding)	$10.93

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $17,748,113 and 1,626,340 shares of beneficial interest outstanding)	$10.91

See accompanying Notes to Financial Statements.

26        OPPENHEIMER CORPORATE BOND FUND

STATEMENT

OF OPERATIONS For the Year Ended July 31, 2017

Investment Income
Interest	$6,856,405
Dividends - affiliated companies (net of foreign withholding taxes of $1,198)	248,206

Total investment income	7,104,611
Expenses
Management fees	875,963
Distribution and service plan fees:
Class A	324,178
Class C	358,152
Class R	67,003
Transfer and shareholder servicing agent fees:
Class A	290,515
Class C	78,872
Class I	166
Class R	29,729
Class Y	27,912
Shareholder communications:
Class A	18,487
Class C	4,014
Class I	15
Class R	1,315
Class Y	895
Custodian fees and expenses	20,912
Trustees’ compensation	17,043
Borrowing fees	3,633
Other	94,037

Total expenses	2,212,841
Less reduction to custodian expenses	(362)
Less waivers and reimbursements of expenses	(53,548)

Net expenses	2,158,931
Net Investment Income	4,945,680

27        OPPENHEIMER CORPORATE BOND FUND

STATEMENT

OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$1,500,580
Affiliated companies	(58,315)
Closing and expiration of futures contracts	419,664
Swap contracts	191,515
Closing and expiration of swaption contracts written	97,943

Net realized gain	2,151,387
Net change in unrealized appreciation/depreciation on:
Investment transactions	(4,536,952)
Futures contracts	135,274
Swap contracts	149,670

Net change in unrealized appreciation/depreciation	(4,252,008)
Net Increase in Net Assets Resulting from Operations	$2,845,059

See accompanying Notes to Financial Statements.

28        OPPENHEIMER CORPORATE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$4,945,680	$4,626,625
Net realized gain (loss)	2,151,387	(3,797,738)
Net change in unrealized appreciation/depreciation	(4,252,008)	10,454,703

Net increase in net assets resulting from operations	2,845,059	11,283,590
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,708,902)	(3,559,216)
Class C	(734,685)	(662,656)
Class I	(18,808)	(3,609)
Class R	(348,759)	(215,804)
Class Y	(390,596)	(208,747)

	(5,201,750)	(4,650,032)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(7,394,506)	31,171,875
Class C	(4,261,994)	9,247,933
Class I	2,088,817	(33,483)
Class R	3,686,814	5,117,004
Class Y	6,789,107	5,237,867

	908,238	50,741,196
Net Assets
Total increase (decrease)	(1,448,453)	57,374,754
Beginning of period	200,108,048	142,733,294

End of period (including accumulated net investment (loss) of $(60,704) and $11,822, respectively)	$198,659,595	$200,108,048

See accompanying Notes to Financial Statements.

29        OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$11.03	$10.66	$10.90	$10.74	$10.91
Income (loss) from investment operations:
Net investment income[1]	0.29	0.30	0.33	0.34	0.35
Net realized and unrealized gain (loss)	(0.10)	0.37	(0.24)	0.44	(0.05)

Total from investment operations	0.19	0.67	0.09	0.78	0.30
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.30)	(0.33)	(0.34)	(0.35)
Distributions from net realized gain	0.00	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.30)	(0.30)	(0.33)	(0.62)	(0.47)
Net asset value, end of period	$10.92	$11.03	$10.66	$10.90	$10.74

Total Return, at Net Asset Value[2]	1.82%	6.45%	0.84%	7.56%	2.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,985	$139,018	$103,315	$86,231	$65,006
Average net assets (in thousands)	$132,043	$125,116	$101,748	$70,792	$70,909
Ratios to average net assets:[3]
Net investment income	2.68%	2.83%	3.07%	3.19%	3.17%
Expenses excluding specific expenses listed below	1.00%	1.02%	1.01%	1.03%	1.04%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.00%	1.02%	1.01%	1.03%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	1.00%	1.00%	0.99%	1.00%
Portfolio turnover rate	80%	73%	100%	119%	135%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	1.02%
Year Ended July 31, 2016	1.03%
Year Ended July 31, 2015	1.02%
Year Ended July 31, 2014	1.04%
Year Ended July 31, 2013	1.05%

See accompanying Notes to Financial Statements.

30        OPPENHEIMER CORPORATE BOND FUND

Class C	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$11.03	$10.65	$10.89	$10.73	$10.91
Income (loss) from investment operations:
Net investment income[1]	0.21	0.22	0.25	0.26	0.27
Net realized and unrealized gain (loss)	(0.11)	0.38	(0.24)	0.44	(0.06)

Total from investment operations	0.10	0.60	0.01	0.70	0.21
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.22)	(0.25)	(0.26)	(0.27)
Distributions from net realized gain	0.00	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.22)	(0.22)	(0.25)	(0.54)	(0.39)
Net asset value, end of period	$10.91	$11.03	$10.65	$10.89	$10.73

Total Return, at Net Asset Value[2]	0.97%	5.76%	0.08%	6.77%	1.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,420	$38,261	$27,706	$19,280	$18,060
Average net assets (in thousands)	$35,836	$31,800	$24,595	$17,588	$20,527
Ratios to average net assets:[3]
Net investment income	1.92%	2.07%	2.32%	2.45%	2.42%
Expenses excluding specific expenses listed below	1.75%	1.77%	1.78%	1.81%	1.83%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.75%	1.77%	1.78%	1.81%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.75%	1.75%	1.74%	1.75%
Portfolio turnover rate	80%	73%	100%	119%	135%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	1.77%
Year Ended July 31, 2016	1.78%
Year Ended July 31, 2015	1.79%
Year Ended July 31, 2014	1.82%
Year Ended July 31, 2013	1.84%

See accompanying Notes to Financial Statements.

31        OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Period Ended July 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$11.03	$10.65	$10.89	$10.73	$11.13
Income (loss) from investment operations:
Net investment income[2]	0.35	0.35	0.38	0.39	0.27
Net realized and unrealized gain (loss)	(0.11)	0.38	(0.24)	0.44	(0.28)

Total from investment operations	0.24	0.73	0.14	0.83	(0.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.35)	(0.38)	(0.39)	(0.27)
Distributions from net realized gain	0.00	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.35)	(0.35)	(0.38)	(0.67)	(0.39)
Net asset value, end of period	$10.92	$11.03	$10.65	$10.89	$10.73

Total Return, at Net Asset Value[3]	2.27%	7.03%	1.29%	8.04%	(0.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,189	$80	$110	$12	$10
Average net assets (in thousands)	$563	$110	$105	$11	$10
Ratios to average net assets:[4]
Net investment income	3.23%	3.28%	3.52%	3.65%	3.61%
Expenses excluding specific expenses listed below	0.56%	0.57%	0.56%	0.56%	0.56%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.56%	0.57%	0.56%	0.56%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.54%	0.55%	0.55%	0.54%	0.55%
Portfolio turnover rate	80%	73%	100%	119%	135%

1. For the period from November 28, 2012 (inception of offering) to July 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	0.58%
Year Ended July 31, 2016	0.58%
Year Ended July 31, 2015	0.57%
Year Ended July 31, 2014	0.57%
Period Ended July 31, 2013	0.57%

See accompanying Notes to Financial Statements.

32        OPPENHEIMER CORPORATE BOND FUND

Class R	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$11.04	$10.66	$10.90	$10.74	$10.92
Income (loss) from investment operations:
Net investment income[1]	0.26	0.27	0.31	0.32	0.32
Net realized and unrealized gain (loss)	(0.09)	0.39	(0.24)	0.44	(0.06)

Total from investment operations	0.17	0.66	0.07	0.76	0.26
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.28)	(0.31)	(0.32)	(0.32)
Distributions from net realized gain	0.00	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.28)	(0.28)	(0.31)	(0.60)	(0.44)
Net asset value, end of period	$10.93	$11.04	$10.66	$10.90	$10.74

Total Return, at Net Asset Value[2]	1.58%	6.29%	0.59%	7.29%	2.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,318	$11,736	$6,189	$4,782	$3,734
Average net assets (in thousands)	$13,530	$8,432	$5,572	$4,129	$3,880
Ratios to average net assets:[3]
Net investment income	2.45%	2.55%	2.82%	2.94%	2.92%
Expenses excluding specific expenses listed below	1.25%	1.27%	1.27%	1.30%	1.30%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.25%	1.27%	1.27%	1.30%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%	1.25%	1.25%	1.24%	1.25%
Portfolio turnover rate	80%	73%	100%	119%	135%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	1.27%
Year Ended July 31, 2016	1.28%
Year Ended July 31, 2015	1.28%
Year Ended July 31, 2014	1.31%
Year Ended July 31, 2013	1.31%

See accompanying Notes to Financial Statements.

33        OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$11.03	$10.65	$10.89	$10.72	$10.91
Income (loss) from investment operations:
Net investment income[1]	0.32	0.32	0.36	0.36	0.38
Net realized and unrealized gain (loss)	(0.11)	0.39	(0.24)	0.46	(0.07)

Total from investment operations	0.21	0.71	0.12	0.82	0.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.33)	(0.36)	(0.37)	(0.38)
Distributions from net realized gain	0.00	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.33)	(0.33)	(0.36)	(0.65)	(0.50)
Net asset value, end of period	$10.91	$11.03	$10.65	$10.89	$10.72

Total Return, at Net Asset Value[2]	1.98%	6.82%	1.09%	7.93%	2.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,748	$11,013	$5,413	$2,747	$687
Average net assets (in thousands)	$12,709	$6,857	$4,275	$1,285	$1,195
Ratios to average net assets:[3]
Net investment income	2.95%	3.04%	3.35%	3.38%	3.45%
Expenses excluding specific expenses listed below	0.75%	0.77%	0.77%	1.87%	0.72%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.75%	0.77%	0.77%	1.87%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.75%	0.75%	0.75%	0.71%
Portfolio turnover rate	80%	73%	100%	119%	135%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	0.77%
Year Ended July 31, 2016	0.78%
Year Ended July 31, 2015	0.78%
Year Ended July 31, 2014	1.88%
Year Ended July 31, 2013	0.73%

See accompanying Notes to Financial Statements.

34        OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2017

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

35        OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to the Federal Funds Rate plus 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for

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2. Significant Accounting Policies (Continued)

the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements. The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$101,632	$—	$2,454,248	$5,841,871

1. At period end, the Fund had $2,454,248 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$2,454,248

2. During the reporting period, the Fund utilized $2,161,432 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$183,544	$183,544

The tax character of distributions paid during the reporting periods:

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NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended July 31, 2017	Year Ended July 31, 2016
Distributions paid from:
Ordinary income	$5,201,750	$4,650,032

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$192,456,008
Federal tax cost of other investments	13,006,957

Total federal tax cost	$205,462,965

Gross unrealized appreciation	$6,369,706
Gross unrealized depreciation	(527,835)

Net unrealized appreciation	$5,841,871

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ended after August 1, 2017. The implementation of the rules will not have a material impact on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has

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3. Securities Valuation (Continued)

delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public

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NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$171,619	$—	$171,619
Corporate Bonds and Notes	—	183,192,234	—	183,192,234
Short-Term Notes	—	1,999,885	—	1,999,885
Investment Companies	12,934,140	—	—	12,934,140

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)

Total Investments, at Value	12,934,140	185,363,738	—	198,297,878
Other Financial Instruments:
Centrally cleared swaps, at value	—	720,927	—	720,927
Futures contracts	24,558	—	—	24,558

Total Assets	$12,958,698	$186,084,665	$—	$199,043,363

Liabilities Table
Other Financial Instruments:
Futures contracts	$(12,983)	$—	$—	$(12,983)

Total Liabilities	$(12,983)	$—	$—	$(12,983)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

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NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$3,342,260
Sold securities	621,342

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

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5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the

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NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $46,222,541 and $35,062,266 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit

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6. Use of Derivatives (Continued)

default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $5,224,369 on credit default swaps to sell protection.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $39,099 and $11,188 on purchased and written swaptions, respectively.

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6. Use of Derivatives (Continued)

At period end, the Fund had no written swaption contracts outstanding.

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Swaptions outstanding as of July 31, 2016	—	$—
Swaptions written	18,342,000	97,943
Swaptions closed or expired	(18,342,000)	(97,943)

Swaptions outstanding as of July 31, 2017	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared

47        OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an

ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

48        OPPENHEIMER CORPORATE BOND FUND

6. Use of Derivatives (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit contracts	Centrally cleared swaps, at value	$720,927
Interest rate contracts Variation margin receivable		21,209*	Variation margin payable	$4,485*

Total		$742,136		$4,485

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Closing and expiration of swaption contracts written	Closing and expiration of futures contracts	Swap contracts	Total
Credit contracts	$(292,190)	$97,943	$—	$191,515	$(2,732)
Interest rate contracts	—	—	419,664	—	419,664

Total	$(292,190)	$97,943	$419,664	$191,515	$416,932

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$149,670	$149,670
Interest rate contracts	135,274	—	135,274

Total	$135,274	$149,670	$284,944

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

49        OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	3,899,900	$42,132,459	6,728,553	$71,479,141
Dividends and/or distributions reinvested	332,862	3,591,997	323,102	3,422,210
Redeemed	(4,928,222)	(53,118,962)	(4,149,455)	(43,729,476)

Net increase (decrease)	(695,460)	$(7,394,506)	2,902,200	$31,171,875

Class C
Sold	889,600	$9,612,956	1,712,463	$18,163,692
Dividends and/or distributions reinvested	66,488	717,008	61,323	649,533
Redeemed	(1,363,212)	(14,591,958)	(906,267)	(9,565,292)

Net increase (decrease)	(407,124)	$(4,261,994)	867,519	$9,247,933

Class I
Sold	201,133	$2,174,827	174	$1,836
Dividends and/or distributions reinvested	1,708	18,487	311	3,296
Redeemed	(9,648)	(104,497)	(3,513)	(38,615)

Net increase (decrease)	193,193	$2,088,817	(3,028)	$(33,483)

Class R
Sold	679,123	$7,327,631	618,722	$6,555,830
Dividends and/or distributions reinvested	31,632	341,444	19,887	211,228
Redeemed	(371,868)	(3,982,261)	(156,140)	(1,650,054)

Net increase	338,887	$3,686,814	482,469	$5,117,004

Class Y
Sold	1,592,243	$17,147,663	747,746	$7,967,666
Dividends and/or distributions reinvested	36,025	388,663	19,533	207,500
Redeemed	(1,000,708)	(10,747,219)	(276,970)	(2,937,299)

Net increase	627,560	$6,789,107	490,309	$5,237,867

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$152,811,638	$148,214,613

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

50        OPPENHEIMER CORPORATE BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

The Fund’s effective management fee for the reporting period was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

51        OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor	Class Y Contingent Deferred Sales Charges Retained by Distributor
July 31, 2017	$77,603	$1,860	$4,748	$—	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired

52        OPPENHEIMER CORPORATE BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

Fund Fees and Expenses, brokerage commissions, interest and fees from borrowing, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.00%, 1.75%, 0.55%, 1.25% and 0.75% for Class A, Class C, Class I, Class R and Class Y shares, respectively.

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$11,305
Class C	2,946
Class R	1,228
Class Y	1,209

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $36,860 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

53        OPPENHEIMER CORPORATE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Corporate Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Corporate Bond Fund (the Fund), including the statement of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Corporate Bond Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 27, 2017

54        OPPENHEIMER CORPORATE BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $4,216,154 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

55        OPPENHEIMER CORPORATE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at
1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

56        OPPENHEIMER CORPORATE BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016) and Trustee (since 2010) Year of Birth: 1944

Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization)

(1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Jon S. Fossel, Trustee (since 2010) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the

57        OPPENHEIMER CORPORATE BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Jon S. Fossel, Continued	Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub- Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2010) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-

58        OPPENHEIMER CORPORATE BOND FUND

Victoria J. Herget, Continued	1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School)
(1994-2005). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr, Trustee (since 2010) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009).An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Memani, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2010) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

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Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER CORPORATE BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All Rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1225.001.0717 September 26, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $51,200 in fiscal 2017 and $41,600 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,000 in fiscal 2017 and $1,172 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $320,775 in fiscal 2017 and $736,335 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, and custody exams.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $710,577 in fiscal 2017 and $298,261 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,038,352 in fiscal 2017 and $1,035,768 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/12/2017